Annual Report

December 31, 1999

Mosaic Focus Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders     1
Management's Discussion of Fund Performance
     Period in Review     2
     Fund Overview     3
     Comparison of Changes in the Value of $10,000     3
Interview with Jay Sekelsky     4
Independent Auditors' Report     6
Portfolio of Investments     7
Statement of Assets and Liabilities     8
Statement of Operations     8
Statements of Changes in Net Assets     9
Financial Highlights     10
Notes to Financial Statements     11


Letter to Shareholders


Dear Shareholder:

The annual period ended December 31, 1999 witnessed one of the more unusual equity markets in memory. In the last few reports we've commented on a trend towards narrowness in the market. This is an effect in which a few highly favored stocks carry a disproportionate weight of the indices' advances, while many, if not most, of the other stocks are up significantly less or even down. This trend blossomed into a bone fide phenomenon in 1999, with technology stocks fueling most of the market's rise. In the S&P 500 Index, the median stock returned only 0.4%. Just 30 stocks accounted for all of the gain of the S&P 500's 21.0% return this year; the remaining 470 netted out to a 0% return. In fact, only 50% of the stocks in the S&P 500 were positive for the year.

With the Dow Jones up 27.2%, the major indices had another terrific year, making the last half of the 1990's one of the best-ever sustained periods of stock market growth. To a great extent, Mosaic Focus Fund shareholders have benefited from this run. However, unlike the unmanaged indices, Mosaic's management is constantly tuned to the risk/reward relationship of our holdings.

Steadily growing, blue-chip stocks were out of favor this past year. Instead, money poured into technology stocks and funds, especially new, unproven companies. In 1999, 58 new issues joined the United State's top-200 technology companies. These are companies that have little, if any revenues, no profits, yet soaring stock prices.

At Mosaic, we look first at a company's fundamentals and prospects, and then at the stock's relative valuation. We consider ourselves long-term investors, and do not invest in the most speculative edges of the market.

We think most investors share our concerns regarding risk, and prefer to have the bulk of their money invested along these lines. However, this disciplined approach can be trying in a period in which speculation reigns. Still, we have every confidence that the markets will eventually return to caring about earnings and underlying fundamentals.

As we enter a new decade, century and millenium, we are encouraged by the fundamental strength of the companies we hold and are optimistic, knowing that investing trends move in and out of style. We fully believe that the market will shift back to the kind of fundamentals we pursue, and that our shareholders will be rewarded.

We thank you for your continued confidence in Mosaic.

Sincerely,

(signature)

Katherine L. Frank
President



Management's Discussion of Fund Performance

Period in Review

1999 was another positive period for major market indices, with the Standard and Poor's 500 advancing 21.0% through December 31, 1999 and the Dow Jones Industrial Average advancing 27.2%. However, these advances were hardly smooth and were not particularly indicative of the fate of the average U.S. stock.

A year ago we reported on a positive equity market sailing along on low inflation and Federal Reserve rate cuts that were a response to a worrisome international economic scene. A year later, much has changed. International economic news is generally bright. This recovery, coupled with a strong domestic economy and heavy consumer spending, has inspired the Federal Reserve to reverse course and raise rates. While this has dampened the performance of many stock sectors, particularly financials, other types of stocks, most notably technology issues, have responded positively to the stronger economy.

The backdrop for higher rates has been a U.S. economy which produced its fourth straight year of real growth in excess of 4%. This strong showing ranks near the top of post-WWII expansions and shows no signs of slowing. Robust recoveries in most foreign economies support the trend of domestic growth as markets for American exports continue to expand.

For domestic stocks, it was a year of contrasts, in which sectors of the market and types of stocks showed widely disparate results. The year began with a handful of large growth stocks leading the markets. In April, there was a rotation to long-neglected value and smaller companies, which proved to be short-lived.

Much of the upward movement in the indices came in fourth quarter, when technology stocks caught on fire; particularly those associated with the Internet. By the year's end, the gap between the fates of growth stocks and value stocks was at an all-time high. Although many of the year's best performing stocks could be found in the tech-heavy Nasdaq market, the average Nasdaq stock managed a rise of less than 1%, while the Merrill Lynch Stable Growth Index, which is composed of the sort of solid blue chip stocks we favor, was (12%).

Another notable trend was the increase in stock market volatility, as investors reacted in strong and swift fashion to earnings reports, pouring into companies with positive news and punishing those that fell short. With the market at all time highs, many companies are "priced for perfection." It can be an unnerving environment in which a great company can lose a quarter of its value in a day by missing earnings expectations by just a few cents per share.

But rather than be intimidated by these market conditions, we see many opportunities. When all eyes are on a narrow band of high-priced stocks, it is possible to find true values in other parts of the market. Eventually, conditions will produce a wider search for reliable growth companies. In the meantime, owning these companies when they are out of favor seems to us a course which will be rewarded in the long term.


Fund Overview

TOP FIVE STOCK HOLDINGS AS OF DECEMBER 31, 1999
                           % of net assets
Federal Home Loan Mortgage     9.5%
CVS Corporation                9.1%
MCI WorldCom, Inc.             8.6%
Wells Fargo & Company          8.2%
Bristol-Myers Squibb           7.8%


FUND-AT-A-GLANCE

Objective: To provide capital appreciation through a highly concentrated portfolio.
Net Assets: $3.7 million
Date of Inception: December 31, 1997
Ticker: MOFSX


Comparison of Changes in the Value of $10,000 Investment

           Focus     S&P 500     Lipper Large Cap Core
2/31/97     10000     10000     10000
3/31/98     11171     11395     11349
6/30/98     11617     11771     11803
9/30/98     11527     10600     10450
12/31/98    14423     12858     12693
3/31/99     14072     13498     13244
6/30/99     14621     14450     13976
9/30/99     13335     13548     13064
12/31/99    13261     15563     15149


Average Annual Total Return

                Since Inception on
     1-Year     Dec. 31, 1997

     -8.05%     15.17%

Past performance is not predictive of future performance.


Industry Diversification as of December 31, 1999

Banks                  8.2%
Entertainment          4.9%
Health Care           16.2%
Technology            13.0%
Telecommunications     8.6%
Financial Services    13.9%
Capital Goods          6.8%
Financial-Insurance    4.5%
Consumer Retail       18.5%
Cash                   5.4%


Interview with lead equity manager Jay Sekelsky


How did the Mosaic Focus fund perform in 1999?

Results were disappointing for the Focus fund in 1999, which showed a negative return of (8.05%). This was in stark contrast to the very strong 44.23% generated in 1998. The average annual return over that two-year period was 15.17%. Of course, we are not satisfied with results in 1999. Considering the positive fundamentals of the market, but tempered by the remarkable performance in many of our favorite stocks as 1998 came to a close, we were cautiously optimistic as we entered 1999. Still, we were surprised at the depth and persistency of the market's aversion to the companies and sectors we favor. This negative trend was accentuated by the remarkable run of extremely high-priced technology stocks, which created a "feast or famine" atmosphere.

Can you describe the performance of the fund over the course of the year?

The fund got off to a difficult start during the first quarter of 1999, but had started to make up some ground going into the fourth quarter, despite the fact that many of the sectors that we invest in were significantly trailing the market. But in the last quarter, when high-flying technology and Internet stocks were leading the market indices to new highs, our relative performance actually back-peddled. Although we had good performance from our technology holdings, our dramatic under-weighting in the sector was clearly a drag on relative performance.
This under-weighting was not the result of an aversion to technology stocks, but rather due to our perception that many technology stocks offered a poor risk to reward tradeoff. Our holdings in financial stocks were hurt by the general trend of rising interest rates. In addition, given the strength of the economy, the other two sectors that we were invested in, consumer staples and healthcare, also had a difficult quarter. In terms of S&P 500 sector performance for the year, Technology was up 69.2%, Financials were up 2.9%, Consumer Staples were down 4.4% and Healthcare was down 4.7%.

Did you make any significant additions to the portfolios since December
31, 1998?

A volatile market tends to induce additional trading, as stocks move rapidly up and down the valuation ladder. For our predominantly large-stock holdings, the year saw a number of significant additions, primarily in the technology sector. At the start of the year we had less than 10% of the portfolio allocated to technology, but by September the allocation had grown to about 18%, before dropping to about 13% at year-end. The current technology holdings include Intel and Computer Sciences. We also bought and sold both BMC Software and Lexmark during the year.

What holdings were the strongest contributors to fund performance?

As we said earlier, the market in 1999 was characterized as a "feast or famine" atmosphere. Our portfolio holdings were no exception, as witnessed by the strong results we enjoyed from a few different companies. In particular, Lexmark, a computer printer company, was up 85% and BMC Software was up 69% during the periods that we held them. Although it was a difficult year for financial names in general, we did hold a winner in MGIC Investment Corp, a provider of private mortgage insurance, which increased over 30% for our holding period.

What holdings were the largest constraints on performance?

Just as we enjoyed success in many different sectors last year, we also had a number of significant disappointments in individual holdings, which were felt particularly hard in a market environment which materially punished companies that didn't meet expectations. Due to the nature of a concentrated, non-diversified fund, the fortunes of individual stocks have considerably more impact--up or down--than in a diversified fund. Our two biggest disappointments were computer-maker Compaq and Xerox, "the document company." Despite its established position of sales leadership, Compaq announced disappointing earnings and a cloudy business future. The company is no longer owned by any Mosaic funds. Xerox had been bolstered by promises of restructuring and new business initiatives under a fresh management team, but actual results were contrary, and the market punished the stock severely. With little evidence of a change in the company's prospects, we eliminated our holdings. In general, our defensive consumer holdings, which had major run-ups at the end of 1998, showed price weakness, although no significant business difficulties. Supermarket chains Safeway and Kroger, along with drugstore operator CVS were down significantly for the year. We still have great faith in these businesses and expect that they will reward our patience.

What is your outlook for the year 2000?

Given the current risk/reward of our portfolios, we are far more optimistic as we head into 2000 than we were when we entered 1999. We believe that we will see a retracement of the valuation gap between the "haves" and the "have-nots" during the upcoming year. In other words, we think some of the excessive valuation in technology stocks will be erased, while out-of-favor stocks that are undervalued will rise. Under these conditions, we believe our growth-at-a-reasonable-price strategy would be an ideal place to be. Among the sectors that would be likely to benefit in this scenario are the currently under-performing consumer staples and financials sectors. Furthermore, to the extent we experience a correction, we would view that as a healthy development for the market. It would help to reduce overall risk of the market and provide the opportunity to purchase additional high quality stocks for the portfolio. Our outlook is predicated on a solid, but slower-growing economy. We expect the Federal Reserve to continue to raise interest rates in the first half of the year, which would temper the economy's growth in the second half of 2000. If the economy shows signs of slowing, we believe it is likely that interest rates will then begin to decline leading to solid gains by financial services, consumer staples and pharmaceutical companies.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MOSAIC FOCUS FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mosaic Focus Fund (the "Fund"), as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche
(signature)
Chicago, Illinois

February 15, 2000

Portfolio of Investments


                           NUMBER OF SHARES     VALUE

COMMON STOCKS:  94.52% of net assets

BANKS:  8.15%
Wells Fargo & Company               7,500    $303,281

CAPITAL GOODS -- MANUFACTURING:  6.79%
Tyco Labs                           6,500     252,687

CONSUMER SERVICES -- TELECOMMUNICATIONS:  8.56%
MCI WorldCom Incorporated*          6,000     318,375

CONSUMER STAPLES -- RETAIL:  18.52%
CVS Corporation                     8,500     339,468
Kroger Company*                     9,000     169,875
Safeway, Incorporated*              5,050     179,590

ENTERTAINMENT:  4.87%
Time Warner Incorporated            2,500     181,093

FINANCIAL -- SERVICES:  13.92%
Associates First Capital            6,000     164,625
Federal Home Loan Mortgage          7,500     352,968

HEALTHCARE:  16.16%
Abbott Laboratories                 4,500     163,406
Bristol-Meyers Squibb               4,500     288,843
Johnson & Johnson                   1,600     149,000

INSURANCE:  4.53%
MGIC Investment Corporation         2,800     168,525

TECHNOLOGY:  13.02%
Computer Sciences Corporation*      2,000     189,250
Compuware*                          3,500     130,375
Intel Corporation                   2,000     164,625

     TOTAL COMMON STOCKS (cost $3,637,399)  3,515,986

DEBT INSTRUMENTS:  2.68% of net assets

U.S. Treasury & Agency Obligations:  2.68%

Federal Home Loan Bank, Note,
   4.75%, 1/19/00                 100,000     99,808

REPURCHASE AGREEMENT:  2.72% of net assets
With Donaldson, Lufkin & Jenrette Securities
Corporation issued 12/31/99 at 2.00%, due
1/3/00, collateralized by $103,034 in
United States Treasury Notes due 9/30/00.
Proceeds at maturity are $101,017.
(cost $101,000)                             101,000

     TOTAL INVESTMENTS: 99.82% of net
        assets (cost $3,838,399)          3,716,794

CASH AND RECEIVABLES LESS LIABILITIES:
   0.08% of net assets                        2,896

NET ASSETS:  100%                       $ 3,719,690

*Non-income producing

Statement of Assets and Liabilities
December 31, 1999

ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities              $3,615,794
     Repurchase agreements                 101,000
     Total investments                   3,716,794
Cash                                         2,890
Receivables
     Interest                                    6
Total assets                             3,719,690

NET ASSETS (Note 7)                     $3,719,690

CAPITAL SHARES OUTSTANDING                 146,588

NET ASSET VALUE PER SHARE               $    25.38


Statement of Operations
For the year ended December 31, 1999

INVESTMENT INCOME (Note 1)
Interest income                         $  10,156
Dividend income                            19,901
Other income                                  220
Total investment income                    30,277

EXPENSES (Notes 3 and 5)
Investment advisory fees                   24,043
Other expenses                             15,836
Total expenses                             39,879

NET INVESTMENT LOSS                        (9,602)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments          185,505
Change in net unrealized depreciation
   of investments                        (460,869)

NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS                            (275,364)

TOTAL DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                       $(284,966)


Statements of Changes in Net Assets


                                         Year Ended December 31,
                                            1999        1998

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)          $    (9,602)   $   1,577
Net realized gain on investments          185,505      121,441
Change in net unrealized appreciation
  (depreciation) of investments          (460,869)     339,264

Total increase (decrease) in net assets
  resulting from operations              (284,966)     462,282

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                     --       (4,295)
From net capital gains                    (98,292)     (81,146)

Total distributions                       (98,292)     (85,441)


CAPITAL SHARE TRANSACTIONS (Note 8)     2,377,484      548,518


TOTAL INCREASE IN NET ASSETS            1,994,226      925,359

NET ASSETS
Beginning of year                       1,725,464      800,105
End of year                           $(3,719,690) $(1,725,464)

Financial Highlights

Selected data for a share outstanding for the periods indicated.


                                       Year Ended   Year Ended
                                       December     December
                                       31, 1999     31, 1998

NET ASSET VALUE
Beginning of year                       $28.36      $21.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)             (0.07)       0.03
Net realized and unrealized gain (loss)
   on securities                         (2.22)       9.02
Total income (loss) from investment
   operations                            (2.29)       9.05

LESS DISTRIBUTIONS
Dividends from net income                   --       (0.10)
Capital gain distributions               (0.69)      (1.68)
Total distributions                      (0.69)      (1.78)

NET ASSET VALUE
End of year                             $25.38      $28.36

TOTAL RETURN                             (8.05)%     44.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in thousands)  $3,720      $1,725
Ratio of expenses to average net assets   1.25%       1.25%
Ratio of net investment income to
  average net assets                     (0.30)%      0.15%
Portfolio turnover                         140%        112%


Notes to Financial Statements

1. Summary of Significant Accounting Principles. Mosaic Focus Fund (the "Fund") adopted its current investment objectives and policies effective January 1, 1998. It is a non-diversified equity fund seeking long-term growth of capital. Its policies are to invest in approximately 12-18 stocks. The Fund is organized as a Massachusetts Business Trust. The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Prior to 1998, the Fund, known as Madison Opportunity Fund, Inc., was a diversified, small to mid-cap growth portfolio that was never publicly offered to investors. Its portfolio was liquidated prior to 1998. As such, the financial information in this report for periods prior to January 1, 1998 is not presented because it is not indicative of the operations or performance of the Fund under its current investment objectives, policies and operations.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value.

Investment Income: Dividend income is recognized on the ex-dividend date and interest and other income is accrued on a daily basis.

Dividends: Substantially all of the Fund's accumulated net investment income, if any, determined as gross investment income less expenses, is declared as a regular dividend and distributed to shareholders at year end. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes.

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Fund purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Fund's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Agreement. The Investment Advisor to the Fund, Madison Mosaic, LLC (the "Advisor"), earns an advisory fee of 0.75% per annum of the average net assets of the Fund; the fees are accrued daily and are paid monthly.

4. Investment Transactions. For the year ended December 31, 1999, the purchases and sales of investment securities (excluding short-term securities) were $6,399,462 and $4,203,437, respectively.

5. Other Expenses. All support services are provided by the Advisor under a Services Agreement for fees based on a percentage (0.50%) of net assets.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized depreciation are as follows as of December 31, 1999.

Aggregate Cost                     $ 3,838,399
Gross unrealized appreciation          180,003
Gross unrealized depreciation         (301,608)
Net unrealized depreciation        $  (121,605)

7.  Net Assets.  At December 31, 1999, net assets include the following:

Net paid in capital on shares of beneficial interest     $3,714,055
Accumulated net investment loss                              (9,602)
Accumulated net realized gains                              136,842
Net unrealized depreciation on investments                 (121,605)

Total net assets                                         $3,719,690


8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

                                                  Year Ended
                                                  December 31
                                                1999        1998

In Dollars
Shares sold                                 $ 2,791,279   $ 658,792
Shares issued in reinvestment of dividends       98,099      85,440
Total shares issued                           2,889,378     744,232
Shares redeemed                                (511,894)   (195,714)
Net increase                                $ 2,377,484   $ 548,518


In Shares
Shares sold                                     100,603      28,525
Shares issued in reinvestment of dividends        3,916       3,369
Total shares issued                             104,519      31,894
Shares redeemed                                 (18,769)     (8,988)
Net increase                                     85,750      22,906

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
  Mosaic Government Fund
  Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

Transfer Agent
  Mosaic Funds
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701
  888-670-3600

Telephone Numbers

Shareholder Service
  Toll-free nationwide:  888 670 3600

Mosaic Tiles (24 hour automated information)
  Toll-free nationwide:  800 336 3063

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-07473